Exhibit 99.3

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	June	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	7/20/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Paula Toy	Vice-President/Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Paula Toy	7/20/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	APRIL	MAY	JUNE
ASSETS
1.	UNRESTRICTED CASH	$1,744,873	$1,192,573	$1,289,326	$1,391,470
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,744,873	$1,192,573	$1,289,326	$1,391,470
4.	ACCOUNTS RECEIVABLE (NET)	$2,741,107			$0	[2]
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)		$0	$0	$0
9.	TOTAL CURRENT ASSETS	$4,485,981	$1,192,574	$1,289,326	$1,391,470
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS	$4,157,912				[1]
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$8,643,892	$1,192,574	$1,289,326	$1,391,470
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$5,634	$0	$2,033
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$337,530	$333,819	$379,626
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$5,463	$5,463	$5,788
23.	TOTAL POSTPETITION LIABILITIES		$348,627	$339,282	$387,447
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	unknown
26.	UNSECURED DEBT	$9,001	$1,062	$1,062	$1,062
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$9,001	$1,062	$1,062	$1,062
29.	TOTAL LIABILITIES	$9,001	$349,688	$340,343	$388,508
EQUITY
30.	PREPETITION OWNERS' EQUITY		$5,901,723	$5,901,723	$5,901,723
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$2,250,083	$2,279,145	$2,320,602
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(7,308,922)	$(7,231,886)	$(7,219,364)[1]
33.	TOTAL EQUITY		$842,885	$948,982	$1,002,962
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$1,192,574	$1,289,326	$1,391,470

[1]	This is Intercompany Due From Life Partners, Inc. reported on Schedule B Item 16 and shown above under Item 13. Due From Insiders.
[2]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	APRIL	MAY	JUNE
POSTPETITION LIABILITIES
22.	US TRUSTEE FEES		$5,463	$5,463	$5,788
22.	TOTAL OTHER POSTPETITION LIABILITIES		$5,463	$5,463	$5,788

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		MARCH	APRIL	MAY	JUNE
REVENUES
1.	GROSS REVENUES	$572,710	$583,423	$103,198	$105,988
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$572,710	$583,423	$103,198	$105,988
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$572,710	$583,423	$103,198	$105,988
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$97	$6,295	$827	$325
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$97	$6,295	$827	$325
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$572,613	$577,127	$102,371	$105,663
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$80,917	$81,831	$72,703	$63,439
24.	U.S. TRUSTEE FEES	$325	$325		$325
25.	OTHER (ATTACH LIST)	$400	$845	$606	$443	[1]
26.	TOTAL REORGANIZATION EXPENSES	$81,642	$83,001	$73,309	$64,207
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$490,971	$494,126	$29,062	$41,457

[1]	Expenses for Relativity Hosting, Privilege Log Export and Trustee Expense Reimbursement.

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		APRIL	MAY	JUNE	QUARTER ENDED 6/30/2016
1.	CASH - BEGINNING OF MONTH	$610,137	$1,192,573	$1,289,326
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$583,422	$103,198	$105,988	$792,608
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$583,422	$103,198	$105,988	$792,608
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$506	$326	$139,447	$140,278
9.	TOTAL NON-OPERATING RECEIPTS	$506	$326	$139,447	$140,278
10.	TOTAL RECEIPTS	$583,928	$103,524	$245,435	$932,887
11.	TOTAL CASH AVAILABLE	$1,194,065	$1,296,097	$1,534,761
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES		$5,634		$5,634
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$1,167	$1,138	$143,291	$145,595
26.	TOTAL OPERATING DISBURSEMENTS	$1,167	$6,771	$143,291	$151,229
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES	$325			$325
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$325	$0	$0	$325
31.	TOTAL DISBURSEMENTS	$1,492	$6,771	$143,291	$151,554	[1]
32.	NET CASH FLOW	$582,436	$96,753	$102,144	$781,333
33.	CASH - END OF MONTH	$1,192,573	$1,289,326	$1,391,470

[1]	Total Disbursements includes the following amounts that are NOT disbursements, but are position holder receipts being forwarded to escrow accounts.

April 2016	$505.36
May 2016	$325.99
June 2016	$139,794.03

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		APRIL	MAY	JUNE	QUARTER
CASH RECEIPTS AND DISBURSEMENTS					ENDED 6/30/2016
NON-OPERATING RECEIPTS (OTHER)
8.	FLOW THRU PREMIUMS	$506	$326	$139,447	$140,278
8.	PREMIUMS RETURNED				$0
8.	RECEIPTS TO BE FORWARDED TO LPI				$0
8.	TOTAL NON-OPERATING RECEIPTS	$506	$326	$139,447	$140,278
OPERATING DISBURSEMENTS
25.	BANK FEES	$662	$812	$325	$1,798
25.	OVERPAYMENTS REFUNDED			$3,172	$3,172
25.	FLOW THRU PREMIUMS	$505	$326	$139,794	$140,625
25.	PREMIUMS RETURNED				$0
25.	TRANSFER TO LPI BANK ACCOUNT				$0
25.	TOTAL OPERATING DISBURSEMENTS (OTHER)	$1,167	$1,138	$143,291	$145,595

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	APRIL	MAY	JUNE

1.	0-30
2.	31-60	$803,662
3.	61-90
4.	91+	$1,937,445
5.	TOTAL ACCOUNTS RECEIVABLE	$2,741,107	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$2,741,107	$0	$0	$0	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	June 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$0				$0

STATUS OF POSTPETITION TAXES	MONTH:	June 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

[1]	The Debtor LPIFS records receipts on a cash basis and accordingly does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	June 2016

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas
B. ACCOUNT NUMBER:		4069			TOTAL
C. PURPOSE (TYPE):		Checking
1.	BALANCE PER BANK STATEMENT	$1,398,512			$1,398,512
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$50			$50
3.	SUBTRACT: OUTSTANDING CHECKS	$7,092			$7,092
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$1,391,470	$0	$0	$1,391,470
6.	NUMBER OF LAST CHECK WRITTEN	1075

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$1,391,470

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	June 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Advance Trust & Life Escrow Services	Premium Remittance	$58,374	$177,242
2.	Purchase Escrow Services, LLC	Premium Remittance	$0	$3,803
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$58,374	$181,045

PROFESSIONALS							[1]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$1,134,925	$56,998	$1,134,925	$449,391
2.	Bridgepoint Consulting	12/15/15	$1,125,686	$76,009	$1,125,686	$562,585
3.	Epiq Bankruptcy Solutions	05/22/15	$3,707,788	$198,318	$3,500,271	$232,517
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	12/15/15	$286,299	$13,236	$286,299	$92,558
7.	MMS Advisors	03/25/16	$246,992		$246,992	$0
8.	Munsch, Hardt, Kopf & Harr, P.C.	12/15/15	$1,989,216		$1,989,216	$1,365,978
9.	Phillips Murrah	12/15/15	$257,940	$20,488	$257,940	$162,682
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	12/15/15	$9,567,162		$9,567,162	$8,597,414
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$1,003,449	[2]
13.	Smith, Jackson, Boyer & Bovard, PLLC	12/18/15	$57,305		$57,305	$9,811
14.	Predictive Resources	11/19/15	$361,206	$63,742	$361,206	$119,938
15.	D3G Capital Management LLC/Lewis & Ellis Inc	12/03/15	$169,540	$17,080	$169,540	$53,385
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[3]
17.	Sutherland Asbill & Brennan LLP	12/15/15	$0			$39,749
18.	TOTAL PAYMENTS TO PROFESSIONALS			$445,872	$19,174,132	$12,689,457	[1]

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

[1]	Professional fee and expense allocations are estimated by each firm across the 3 debtors, and are booked accordingly in the books and records. Payments are made based on cash availability and intercompany accounting. The total of all aggregate unallocated fees and expenses for the 3 debtors are reflected in the schedule above.
[2]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[3]	Amounts shown do not include employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	June 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY